Exhibit 10.6

*	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

LOAN AGREEMENT

贷款协议

This Loan Agreement (the “Agreement”) is entered on Feb 16, 2022 (the “Effective Date”), by and between [***] (the “Lender”) and NFT Exchange Limited (the “Borrower”), collectively “the Parties”.

该贷款协议（“协议”）于 2022 年 2 月 16 日（“生效日期”），由[***]（“贷款人”）和“NFT Exchange Limited”（“借款人”）共同组成，合起来称为“各方”。

WHEREAS, Borrower desires to borrow a fixed amount of money; and

鉴于，借款人希望借用固定金额；和

WHEREAS, Lender agrees to lend a fixed amount of money;

鉴于，贷款人同意贷款固定金额；

IN CONSIDERATION of, the mutual promises, covenants, and conditions contained herein, the Parties agree as follows:

考虑到本协议中包含的相互承诺、契约和条件，双方同意如下：

1. Loan Amount. The Parties agree Lender will loan Borrower $300,000 (the Loan").

贷款金额。双方同意，贷款人将向借款人提供 300,000 美元的贷款（“贷款”）。

2. Interest Rate. The Parties agree the Interest Rate for this loan shall be 5% to be accrued yearly.

利率。双方同意，该贷款的年利息为 5%.

3. Loan Term. This Loan shall be for a period of 12 months from February 16, 2022 and will be due on February 15, 2023 (Maturity date).

贷款期限。该贷款期限为 12 个月，从 2022 年 2 月 16 日开始，到期日为 2023 年 2 月 15 日（到期日）。

4. Repayment. The Parties agree that the borrower shall pay the principal and interest on the maturity date.

偿还。双方同意，借款人应在到期日支付本金及利息。

5. Late Payments. Payment shall be considered late if received by Lender days after its due date. Lender will have the option to charge a late fee of 12%.

逾期付款。如果贷款人在到期日后收到付款，则视为逾期付款。贷款人有权选择收取 12%的滞纳金。

6. Default. If Borrower defaults on its payments and fails to cure said default within a reasonable amount of time, Lender will have the option to declare the entire remaining amount of Principal and any accrued Interest immediately due andpayable.

违约。如果借款人拖欠其付款且未能在合理的时间内纠正上述违约，贷款人将有权宣布全部剩余本金和任何应计利息立即到期应付。

7. Prepayment. Borrower will not be penalized for early payment.

提前还款。借款人不会因提前还款而受到处罚。

8. Representations and Warranties. Both Parties represent that they are fully authorized to enter into this Agreement. The performance and obligations of either Party will not violate or infringe upon the rights of any third-party or violate any other agreement between the Parties, individually, and any other person, organization, or business or any law or governmental regulation.

陈述和保证。双方表示，他们完全有权签订本协议。任何一方的履行和义务均不得违反或侵犯任何第三方的权利，或违反双方之间的任何其他协议，包括个人、任何其他个人、组织或企业或任何法律或政府法规。

9. Severability. In the event any provision of this Agreement is deemed invalid unenforceable, in whole or in part, that part shall be severed from the remainder of the Agreement and all other provisions should continue in full force and effect as valid and enforceable.

可分割性。如果本协议的任何条款全部或部分被视为无效或不可执行，则该部分应与本协议的其余部分分离，所有其他条款应继续完全有效，视为有效和可执行。

10. Waiver. The failure by either party to exercise any right, power or privilege under the terms of this Agreement will not be construed as a waiver of any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

弃权。任何一方未能行使本协议条款下的任何权利、权力或特权，不得解释为放弃随后或进一步行使该权利、权力或特权或行使任何其他权利、权力或特权。

11. Legal Fees.In the event of a dispute resulting in legal action, the successful party will be entitled to get legal fees back from counter-party, including, but not limited to its attorneys' fees collection fees and the like.

律师费。如因纠纷引起诉讼，胜诉方有权向对方追回律师费，包括但不限于律师费等。

12. Legal and Binding Agreement.This Agreement is legal and binding between the Parties as stated above. This Agreement may be entered into and is legal and binding both in the United States and throughout Europe. The Parties each represent that they have the authority to enter into this Agreement.

具有法律约束力的协议。如上所述，本协议对双方具有法律约束力。本协议可在美国和整个欧洲签订并具有法律效力和约束力。双方各自声明他们有权签订本协议。

13. Governing Law and Jurisdiction. This Agreement shall be governed by mainland Chinese law.

适用法律和司法管辖权。本协议受中国大陆法律管辖。

14. Entire Agreement. The Parties acknowledge and agree that this Agreement represents the entire agreement between the Parties. In the event that the Parties desire to change, add, or otherwise modify any terms, they shall do so in writing to be signed by both parties.

完整协议。 双方承认并同意，本协议代表双方之间的完整协议。 如果双方希望更改、添加或以其他方式修改任何条款，则应以书面形式进行并由双方签署。

15. This Contract is executed in two counterparts each in Chinese and English, each of which shall deemed equally authentic.When there is a conflict between the two versions, the Chinese version will prevail.

本协议用中英文两种文字组成，两种文字具有同等效力。当两个版本有冲突时， 以中文版为主。

The Parties agree to the terms and conditions set forth above as demonstrated by their signatures as follows:

双方同意上述条款和条件，下面是双方签字：

[Remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

"LENDER"

[***]

Signed:	/s/ [***]

By:	[***]

Date:	February 16, 2022

"BORROWER"

NFT Exchange Limited

Signed:	/s/ Kuangtao Wang

By:	Kuangtao Wang

Date:	February 16, 2022